                                                              Exhibit (a)(1)(ii)

                             LETTER OF TRANSMITTAL

                      TO TENDER OF SHARES OF COMMON STOCK

                   PURSUANT TO THE OFFER TO PURCHASE FOR CASH

                              DATED MARCH 4, 2004

                                       BY

                        CENTURY BUSINESS SERVICES, INC.

                                       OF

                   UP TO 7,500,000 SHARES OF ITS COMMON STOCK

                               AT $5.00 PER SHARE

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, APRIL 1, 2004, UNLESS THE TENDER OFFER IS EXTENDED.

                    THE DEPOSITARY FOR THE TENDER OFFER IS:

                                 COMPUTERSHARE

                             ---------------------

                     BY MAIL:                                 BY HAND OR OVERNIGHT DELIVERY:
            Computershare Trust Company                         Computershare Trust Company
                    of New York                                         of New York
                Wall Street Station                                  Wall Street Plaza
                   P.O. Box 1010                                88 Pine Street, 19th Floor
              New York, NY 10268-1010                               New York, NY 10005

                                 BY FACSIMILE:

                        (For Eligible Institutions Only)

                                 (212) 701-7636

                          For Confirmation Telephone:

                                 (212) 701-7600

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO CENTURY BUSINESS SERVICES, INC., BANC OF AMERICA SECURITIES LLC, THE DEALER MANAGER, OR D. F. KING AND CO., INC., THE INFORMATION AGENT, WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE, WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     THE OFFER TO PURCHASE AND THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary (as defined in the Offer to Purchase), or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, referred to as the "book-entry transfer facility," pursuant to Section 3 of the Offer to Purchase.

     Stockholders who desire to tender shares under the tender offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the "expiration date" (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the Depositary before the expiration date, may tender their shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. If you want to retain your shares, you do not need to take any action.

     This Letter of Transmittal may not be used for shares held in the CBIZ Business Services Employee Stock Investment Plan. See Instruction 16. Participants in the CBIZ Business Services Employee Stock Investment Plan must follow the instructions in the "Letter to Participants in the CBIZ Business Services Employee Stock Investment Plan" and related materials sent to them separately.

     If participants in the CBIZ Business Services Employee Stock Investment Plan own shares apart from the plan they desire to tender, such holders must both submit this Letter of Transmittal to tender the non-CBIZ Business Services Employee Stock Investment Plans shares, and follow the instructions in the "Letter to Participants in the CBIZ Business Services Employee Stock Investment Plan" and related materials sent to them separately to tender shares held in their account under the plan.

     IN ANY EVENT, YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

     LIST BELOW THE CERTIFICATE NUMBERS AND NUMBER OF SHARES TO WHICH THIS LETTER OF TRANSMITTAL RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, LIST THE CERTIFICATE NUMBERS TENDERED ON A SEPARATELY EXECUTED AND SIGNED SCHEDULE AND AFFIX THE SCHEDULE TO THIS LETTER OF TRANSMITTAL. THE NAMES AND ADDRESSES OF THE HOLDERS SHOULD BE PRINTED, IF NOT ALREADY PRINTED BELOW, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY. THE SHARES THAT THE UNDERSIGNED WISHES TO TENDER SHOULD BE INDICATED IN THE APPROPRIATE BOXES.

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
                                          (SEE INSTRUCTIONS 3 AND 4)
---------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                          SHARES TENDERED
        APPEAR(S) ON SHARE CERTIFICATE(S) TENDERED)             (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                                 OF SHARES
                                                                  SHARE         REPRESENTED       NUMBER OF
                                                               CERTIFICATE        BY SHARE          SHARES
                                                                 NUMBERS*     CERTIFICATE(S)*     TENDERED**
---------------------------------------------------------------------------------------------------------------

                                                               ----------------------------------------------

                                                               ----------------------------------------------
                                                               ----------------------------------------------



                                                                  TOTAL SHARES TENDERED:
---------------------------------------------------------------------------------------------------------------
  Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration*** (attach additional signed list if necessary): See Instruction 9.
    1st:             2nd:           3rd:                   4th:                   5th:                   6th:
---------------------------------------------------------------------------------------------------------------
   [ ] Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. A bond will be required to be posted by the stockholder to secure against the risk that the certificates may be subsequently recirculated. Please call Computershare, as the transfer agent for the shares, at (800)
       245-7630, to obtain an affidavit of loss and for further instructions and as to the determination of the requirement for posting of a bond. See Instruction 15.
---------------------------------------------------------------------------------------------------------------
    * Does not need to be completed by stockholders delivering shares by book-entry transfer.
   ** If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
  *** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 9.
---------------------------------------------------------------------------------------------------------------

                              BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 2)

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT
    MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name(s) of Tendering
    Institution(s): ------------------------------------------------

   Account Number: --------------------------------------------------

   Transaction Code Number: --------------------------------------------------

                           PRIOR GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered
    Holder(s): ------------------------------------------------

   Window Ticket Number (if
    any): ------------------------------------------------

   Date of Execution of Notice of Guaranteed
    Delivery: ------------------------------------------------

   Name of Institution which Guaranteed
    Delivery: ------------------------------------------------

   Account Number (if delivered by Book-Entry
    Transfer): ------------------------------------------------

   Transaction Code Number: ------------------------------------------------

    [ ] CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR
        DESTROYED CERTIFICATES. (SEE INSTRUCTION 15)

                                        ODD LOTS
                                  (SEE INSTRUCTION 8)

     To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on March 3, 2004, and who continues to own, beneficially or of record, as of the expiration date, an aggregate of fewer than 100 shares.

     The undersigned either (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 shares and is tendering all of those shares; or

[ ]  is a broker, dealer, commercial bank, trust company or other nominee that:

     (a) is tendering, for the beneficial owner(s) thereof, shares with respect to which it is the record owner; and

     (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Century Business Services, Inc., a Delaware corporation ("CBIZ"), the above-described shares of CBIZ common stock, par value $0.01 per share, upon the terms and subject to the conditions set forth in CBIZ's Offer to Purchase, dated March 4, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

     Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, CBIZ all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the tender offer to or upon the order of CBIZ and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (with the full knowledge that the Depositary also acts as the agent of CBIZ), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (a) deliver certificates representing such shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of CBIZ, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such shares;

          (b) present certificates for such shares for cancellation and transfer on CBIZ's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the tender offer.

The undersigned hereby covenants, represents and warrants to CBIZ that:

          (a) the undersigned understands that tendering shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

          (b) when and to the extent CBIZ accepts the shares for purchase, CBIZ will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or CBIZ deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     The undersigned understands that CBIZ will, upon the terms and subject to the conditions of the tender offer, accept for payment and will pay for up to 7,500,000 shares properly tendered and not properly withdrawn prior to the expiration date under the tender offer. The undersigned understands that all shares properly tendered will be purchased at the purchase price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer, including its odd lot, proration and conditional tender provisions, and that CBIZ will return all other shares, including shares not purchased because of proration or conditional tenders, promptly following the expiration date.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, CBIZ may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that CBIZ has no obligation, under the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if CBIZ purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of shares by CBIZ for payment will constitute a binding agreement between the undersigned and CBIZ upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that no interest will be paid on the purchase price for tendered shares regardless of any extension of the tender offer or any delay in making such payment.

     The check for the aggregate net purchase price for such of the tendered shares as are purchased by CBIZ will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 5)

     A stockholder may tender shares subject to the condition that a specified minimum number of the stockholder's shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless the minimum number of shares indicated below is purchased by CBIZ in the tender offer, none of the shares tendered by such stockholder will be purchased. It is the responsibility of the stockholder to calculate that minimum number of shares that must be purchased if any are purchased, and CBIZ urges stockholders to consult their own tax advisor before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

[ ]  Minimum number of shares that must be purchased, if any are purchased:
               shares.

     If, because of proration, the minimum number of Shares designated will not be purchased, CBIZ may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked this box.

[ ]  The tendered shares represent all shares held by the undersigned.

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)

     To be completed ONLY if certificates for shares not tendered, and/or any check for the purchase price are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue     [ ]  check:
          [ ]  share certificate(s) to:

Name:     -----------------------------------------------------------------------
                                PLEASE TYPE OR PRINT

Address:  -----------------------------------------------------------------------

          -----------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)

          -----------------------------------------------------------------------
                     (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                     (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

[ ]       Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:
                -----------------------------------------------------------------.

                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 4, 6 and 10)

     To be completed ONLY if certificates for shares not tendered, and/or any check for the purchase price are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail      [ ]  check:
          [ ]  share certificate(s) to:

Name:     -----------------------------------------------------------------------
                                PLEASE TYPE OR PRINT

Address:  -----------------------------------------------------------------------

          -----------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)
                     (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

                                   IMPORTANT
                            STOCKHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 6)
     (PLEASE ALSO COMPLETE AND RETURN SUBSTITUTE FORM W-9 CONTAINED HEREIN)

X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------

                           SIGNATURE(S) OF HOLDER(S)
Dated:
       ------------------------------ , 2004.

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)


Name(s):
         -----------------------------------------------------------------------
                                    (PLEASE PRINT)



Capacity (Full Title):
                       ---------------------------------------------------------


Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)



--------------------------------------------------------------------------------

            (DAYTIME AREA CODE AND TELEPHONE NO.)



--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 6)


--------------------------------------------------------------------------------

                              AUTHORIZED SIGNATURE



Name(s):
         -----------------------------------------------------------------------


Title:
       -------------------------------------------------------------------------


Name of Firm:
              ------------------------------------------------------------------
                                  NAME OF FIRM



Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)



--------------------------------------------------------------------------------

                     (DAYTIME AREA CODE AND TELEPHONE NO.)
Dated:
       ------------------------------ , 2004

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                 FORMING PART OF THE TERMS OF THE TENDER OFFER

     1.  GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act, each such entity, referred to as an "Eligible Institution."

     In all other cases, signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signature on these documents may also need to be guaranteed. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or if tenders are to be made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the Depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an Agent's Message (defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary before the expiration date. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The term "Agent's Message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that CBIZ may enforce such agreement against such participant.

     Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the expiration date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH

RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     CBIZ will not accept any alternative or contingent tenders. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate number and/or, the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate(s) are to be tendered, fill in the number of shares which are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of shares Tendered" above. In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificate(s) will be issued and sent to the registered holder(s) thereof, unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

     5. CONDITIONAL TENDERS. As described in Section 3 and Section 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If CBIZ is to purchase less than all of the shares tendered before the expiration date and not properly withdrawn, the Depositary will perform a preliminary proration, and any shares tendered pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered shares are subsequently selected by random lot for purchase subject to Sections 3 and 6 of the Offer to Purchase. CONDITIONAL TENDERS WILL BE SELECTED BY RANDOM LOT ONLY FROM STOCKHOLDERS WHO TENDER ALL OF THEIR SHARES. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of shares to be purchased to fall below 7,500,000 then, to the extent feasible, CBIZ will select enough of such conditional tenders that would otherwise have been so withdrawn to permit CBIZ to purchase 7,500,000 shares. In selecting among such conditional tenders, CBIZ will select by random lot and will limit its purchases in each case to the designated minimum number of shares to be purchased.

     All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The conditional tender alternative is made available so that a stockholder may assure that the purchase of shares from the stockholder pursuant to the tender offer will be treated as a sale of the shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult with his or her own tax advisor. See Section 13 of the Offer to Purchase.

     Any tendering stockholder wishing to make a conditional tender must calculate and appropriately indicate such minimum number of shares. Odd lot shares, which will not be subject to proration, cannot be conditionally tendered.

     6.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on such certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to CBIZ of their authority so to act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. CBIZ will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however, either:

          (a) payment of the purchase price is to be made to any person other than the registered holder(s); or

          (b) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal; or

          (c) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s),

then the Depositary will deduct from the Purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

     8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if CBIZ is to purchase fewer than all shares tendered before the expiration date and not properly withdrawn, the shares purchased first will consist of all shares tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of such holder's shares. This preference will not be available unless all of such holder's shares are tendered. This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 13 of the Offer to Purchase.

     10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or check(s) are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box captioned "Special Payment Instructions" and/or the box captioned "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.

     11. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by CBIZ in its sole discretion, which determinations shall be final and binding on all parties. CBIZ reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of CBIZ, be unlawful. CBIZ also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares or any particular stockholder, and CBIZ's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as CBIZ shall determine. None of CBIZ, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be directed to the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact the Dealer Manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

     13. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a stockholder or other payee pursuant to the tender offer must be withheld and remitted to the U.S. Internal Revenue Service ("IRS") unless the stockholder or other payee provides its taxpayer identification number ("TIN") (employer identification number or social security number) to the Depositary (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the tendering stockholder also may be subject to penalties imposed by the IRS. The box in Part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to payment, the Depositary will withhold 28% on all such payments. If the tendering stockholder provides the Depositary with a certified TIN within 60 days, the amount withheld shall be refunded by the Depositary. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, all corporations and certain Non-United States Holders (as defined below)) are not subject to these backup withholding requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that stockholder's exempt status. Such statement can be obtained from the Depositary.

     14. WITHHOLDING ON NON-UNITED STATES HOLDER. Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such holder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-United States Holder's conduct of a trade or business within the United States. For this purpose, a "Non-United States Holder" is any stockholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and
(b) one or more U.S. persons have the authority to control all of the substantial decisions of the trust, or certain trusts considered U.S. persons for federal income tax purposes. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or other applicable IRS Form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. The Depositary will determine a stockholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests described in Section 13 of the tender offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

     NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

     15. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If you are unable to locate the Certificate(s) representing your shares, contact the Depositary at
(800) 245-7630. The Depositary will instruct you on the procedures to follow. This should occur promptly so that you can timely deliver your Letter of Transmittal and the required Certificate(s) to the Depositary.

     16. THE CBIZ BUSINESS SERVICES EMPLOYEE STOCK INVESTMENT PLAN. Participants in the CBIZ Business Services Employee Stock Investment Plan may not use this Letter of Transmittal to direct the tender of shares held in their account under the plan, but must comply with the instructions found in the "Letter to Participants in the CBIZ Business Services Employee Stock Investment Plan" sent separately to them. Participants in the plan are urged to carefully read the letter and related materials sent to them.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the tender offer may be subject to backup withholding of 28%.

     Certain stockholders including, among others, certain corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a Non-United States Holder to qualify as an exempt recipient, such stockholder must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such stockholder's exempt status. The appropriate Form W-8 can be obtained from the Depositary. Exempt stockholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the information agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the tender offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the Purchase price to such stockholder.

               ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:


                                    PAYOR'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK
SUBSTITUTE                          PART I -- Taxpayer Identification
                                    Number -- For all accounts, enter your                  ---------------------
FORM W-9                            taxpayer identification number on the                   Social Security Number
DEPARTMENT OF THE TREASURY          appropriate line to the right. (For most
INTERNAL REVENUE SERVICE            individuals, this is your social security                        Or
                                    number. If you do not have a number, see
PAYER'S REQUEST FOR TAXPAYER        Obtaining a Number in the enclosed                      ----------------------
IDENTIFICATION NUMBER ("TIN")       Guidelines and complete as instructed.)                 Employer Identification Number
                                    Certify by signing and dating below. Note:
                                    If the account is in more than one name,               (If awaiting TIN write "Applied
                                    see the chart in the enclosed Guidelines to            For")
                                    determine which number to give the payor.






PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.
PART III -- CERTIFICATION -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the
"IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)

Signature ------------------------------------------------------------  Date ------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
   I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depositary within sixty (60) days, 28% of all reportable payments made to me thereafter may be withheld.

Signature                                                 Date
          -----------------------------------------            --------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                              GIVE THE
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the
                                         individuals(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The
     trust account (grantor is also      grantor-trustee(1)
        trustee)
     b So-called trust account that is   The actual owner(1)
     not a legal or valid trust under
       State law

------------------------------------------------------------
                                          GIVE THE EMPLOYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 8.  Sole proprietorship account         The owner(4)
 9.  A valid trust, estate, or pension   The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school,
     district, or prison) that receives
     agricultural program payments

------------------------------------------------------------
                    ------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circled the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(6)(7).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a)
  - An exempt charitable remainder trust under section 664, or a non-exempt trust described in section 4947.
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  - A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals.
  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-in-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid to the payer.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details see section 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N and their regulations.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE.

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective at its addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent. Stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the tender offer.

                 The Information Agent for the Tender Offer is:

                             D. F. KING & CO., INC.
                          48 Wall Street, 22(nd) Floor
                            New York, New York 10005

                     Banks and Brokers Call: (212) 269-5550
                           Toll Free: (800) 269-6427

                  The Dealer Manager for the Tender Offer is:

                         BANC OF AMERICA SECURITIES LLC
                              9 West 57(th) Street
                            New York, New York 10019

                                 (212) 583-8564